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                               FPA PERENNIAL FUND, INC.


[NUMBER]                                                                [SHARES]
INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
 OF THE STATE OF MARYLAND                                    CERTAIN DEFINITIONS

This Certifies that                                              is the owner of
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                                       SPECIMEN



                                                               CUSIP 302548 10 2
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       FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

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                               FPA PERENNIAL FUND, INC.
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                                CERTIFICATE OF STOCK
transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated


          SPECIMEN                [CORPORATE SEAL]            SPECIMEN
          /s/ SHERRY SASAKI                                   /s/ ERIC S. ENDE

          SECRETARY                                           PRESIDENT

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COUNTERSIGNED:
 STATE STREET BANK AND TRUST COMPANY
    (BOSTON , MASSACHUSETTS)
                      TRANSFER AGENT


BY

                   AUTHORIZED OFFICER

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     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED,
THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -- ...................Custodian.....................
                         (Cust)                   (Minor)
                     Under Uniform Gifts to Minors
                     Act..............................................
                                   (State)
UNIF TRF MIN ACT -- ...............Custodian (until age..............)
                         (Cust)
                    ...........................under Uniform Transfers
                              (Minor)
                    to Minors Act......................................
                                             (State)

       Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED,_________________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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                                        X
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                                        X
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NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed





By
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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C.
RULE 17Ad-15.